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                                 EXHIBIT 99.17

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1996-1


                         [Exhibit Begins on Next Page]


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First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214)849-2000
                                                                       FIRST USA



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                   -----------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-1
                   -----------------------------------------

                Monthly Period:                    04/01/96 to
                                                   04/30/96
                Distribution Date:                 05/15/96
                Transfer Date:                     05/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA
Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepair certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1.  The total amount of the distribution to
         Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                             Class A                  4.71666667
                                             Class B                  4.82500000
                                             CIA Inv. Amt.            5.33333333
                                                               -----------------
                                             Total (weighted avg.)    4.78337594

     2.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original
         certificate principal amount        Class A                  4.71666667
                                             Class B                  4.82500000
                                             CIA Inv. Amt.            5.33333333
                                                               -----------------
                                             Total (weighted avg.)    4.78337594


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MONTHLY CERTIFICATEHOLDERS' STATEMENT               Series 1996-1
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                Class A                     0.00000000
                                Class B                     0.00000000
                                CIA Inv. Amt.               0.00000000
                                                    ------------------
                                Total                       0.00000000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                Class A                 $77,105,076.37
                                Class B                   6,964,753.22
                                CIA Inv. Amt.             8,829,936.70
                                                    ------------------
                                Total                   $92,899,766.29
                                                    ==================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        (a)  The aggregate amount of Allocations of
             Finance Charge Receivables processed
             during the Monthly Period which were
             allocated in respect of the Certificates

                                Class A                 $10,340,999.44
                                Class B                     934,412.71
                                CIA Inv. Amt.             1,183,630.80
                                                    ------------------
                                Total                   $12,459,042.95
                                                    ==================
        (b)  Principal Funding Investment Proceeds
              (to Class A)                                         N/A
        (c)  Withdrawals from Reserve Account
              (to Class A)                                         N/A
                                                    ------------------
              Class A Available Funds                   $10,340,999.44
                                                    ==================

    3.  Principal Receivables / Investor Percentages
        --------------------------------------------

        (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

                                                    $15,407,153,743.19


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MONTHLY CERTIFICATEHOLDERS' STATEMENT             Series 1996-1
Page 3

        (b)  Invested Amount as of the last day of the preceding
             month (Adjusted Class A Invested Amount during
             Accumulation Period)
                                Class A                 $750,000,000.00
                                Class B                   67,770,000.00
                                CIA Inv. Amt              85,845,000.00
                                                   --------------------
                                Total                   $903,615,000.00

        (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                Class A                          4.868%
                                Class B                          0.440%
                                CIA Inv. Amt.                    0.557%
                                                   --------------------
                                Total                            5.865%

        (d)  During the Amortization Period: The Invested
             Amount as of _________ (the last day of the Revolving
             Period)
                                Class A                             N/A
                                Class B                             N/A
                                CIA Inv. Amt.                       N/A
                                                   --------------------
                                Total                               N/A

        (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
             Receivables set forth in paragraph 3(a) above

                                Class A                             N/A
                                Class B                             N/A
                                CIA Inv. Amt.                       N/A
                                                   --------------------
                                Total                               N/A

     4. Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)     35-64 days                              $233,085,687.89
        (b)     65-94 days                              $150,215,281.63
        (c)     95-124 days                             $110,895,315.12
        (d)     125-154 days                             $88,035,352.92
        (e)     155-184 days                             $76,105,895.19
        (f)     185 or more days                         $66,855,338.43
                                                   --------------------
                                        Total           $725,192,871.18
                                                   ====================

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1996-1
Page 4

     5.  Monthly Investor Default Amount
         -------------------------------

         (a)  The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")

                                        Class A                    $3,037,497.39
                                        Class B                       274,468.26
                                        CIA Inv. Amt.                 347,671.95
                                                                   -------------
                                        Total                      $3,659,637.60
                                                                   =============

     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a)  the aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the CIA
              Invested Amount

                                        Class A                            $0.00
                                        Class B                             0.00
                                        CIA Inv. Amt.                       0.00
                                                                   -------------
                                                                            0.00
                                        Total                      =============

         (b)  The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                            $0.00
                                        Class B                             0.00
                                        CIA Inv. Amt.                       0.00
                                                                   -------------
                                        Total                              $0.00
                                                                   =============

         (c)  The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Invested Amount

                                        Class A                            $0.00
                                        Class B                             0.00
                                        CIA Inv. Amt.                       0.00
                                                                   -------------
                                        Total                              $0.00
                                                                   =============

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1996-1
Page 5


         (d)  The amount set forth in paragraph 6(c)
              above, per $1,000 interest (which will
              have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                            Class A                        $0.00
                                            Class B                         0.00
                                            CIA Inv. Amt.                   0.00
                                                               -----------------
                                            Total                          $0.00
                                                               =================

     7.  Investor Servicing Fee.
         -----------------------

         (a)  The amount of the Investor Monthly
              Servicing Fee payable by the Trust
              to the Servicer for the Monthly Period

                                            Class A                  $937,500.00
                                            Class B                   $84,712.50
                                            CIA Inv. Amt.            $107,306.25
                                                               -----------------
                                            Total                  $1,129,518.75
                                                               =================

     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated CIA and Class B
         Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                            Class B                        $0.00
                                            CIA Inv. Amt.                   0.00
                                                               -----------------
                                            Total                          $0.00
                                                               =================

     9.  CIA Invested Amount
         -------------------

         (a)  The amount of the CIA Invested Amount of the
              close of business on the related Distribution
              Date after giving effect to withdrawals, deposits
              and payments to be made in respect of the
              preceding month
                                                                  $85,845,000.00

         (b)  The Required CIA Invested Amount as of the close
              of business on the related Distribution Date
              after giving effect to withdrawals, deposits and
              payments to be made in respect of the
              preceding month
                                                                  $85,845,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-1
Page 6


     10.  The Pool Factor.
          ----------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                       Class A                        1.00000000
                                       Class B                        1.00000000
                                                            --------------------
                                       Total (weighted avg.)          1.00000000

     11.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period              11.69%

     12.  The Base Rate
          -------------

          The Base Rate for the related Monthly Period                     7.74%




C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.   Accumulation Period
          -------------------

          (a)  Accumulation Period commencement date                    02/29/00

          (b)  Accumulation Period length (months)                             3

          (c)  Accumulation Period Factor                                   5.12

          (d)  Required Accumulation Factor Number                            11

          (e)  Controlled Accumulation Amount                    $349,090,909.09

          (f)  Minimum Payment Rate (last 12 months)                       9.54%


     2.   Principal Funding Account
          -------------------------

     Beginning Balance                                                     $0.00
        Plus:  Principal Collections for Related Monthly Period from
               Principal Account                                            0.00
        Plus:  Interest on Principal Funding Account Balance for
               Related Monthly Period                                        N/A
        Less:  Withdrawals to Finance Charge Account                         N/A
        Less:  Withdrawals to Distribution Account                          0.00
                                                            --------------------
     Ending Balance                                                        $0.00


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1996-1
Page 7

    3.  Accumulation Shortfall
        ----------------------

               The Controlled Deposit Amount for the
               previous Monthly Period                                       N/A

        Less:  The amount deposited into the Principal
               Funding Account for the Previous Monthly
               Period                                                        N/A
                                                               -----------------
               Accumulation Shortfall                                        N/A
                                                               =================
               Aggregate Accumulation Shortfalls                             N/A
                                                               =================
    4.  Principal Funding Investment Shortfall
        --------------------------------------

               Covered Amount                                                N/A

        Less:  Principal Funding Investment Proceeds                         N/A
                                                               -----------------
               Principal Funding Investment Shortfall                        N/A

D.  Information Regarding the Reserve Account
    -----------------------------------------

    1.  Required Reserve Account Analysis

        (a)    Required Reserve Account Amount percentage
               (0.5% of Class A Invested Amount or other
               amount designated by Transferor)                            $0.00

        (b)    Required Reserve Account Amount ($)                          0.00

        (c)    Required Reserve Account Balance after
               effect of any transfers on the Related
               Transfer Date                                                0.00

        (d)    Reserve Draw Amount transferred to the
               Finance Charge Account on the Related
               Transfer Date                                               $0.00

    2.  Reserve Account Investment Proceeds
        -----------------------------------

        Reserve Account Investment Proceeds transferred
        to the Finance Charge Account on the Related
        Transfer Date                                                        N/A

    3.  Withdrawals from the Reserve Account
        ------------------------------------

        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account on
        the Related Transfer Date (1(d) plus 2 above)                        N/A


    4.  The Portfolio Adjusted Yield
        ----------------------------

        The Portfolio Adjusted Yield for the related
        Mthly Period                                                       4.88%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                         FIRST USA BANK
                                         as Servicer

                                         By:  /s/ Steven L. McDonald
                                              ----------------------------------
                                              Steven L. McDonald
                                              Senior Vice President